Exhibit 99.2

WWW.DAKOTAPLAINS.COM WWW.DAKOTAPLAINS.COM NYSE MKT: DAKP NYSE MKT: DAKP CORPORATE PRESENTATION MARCH 16, 2015 CORPORATE PRESENTATION MARCH 16, 2015

Statements made by representatives of Dakota Plains Holdings, Inc. (“Dakota Plains”or the “Company”) during the course of this presentation that are not historical f acts, are forward-looking statements. These statements are based on certain assumptions and expectatio ns made by the Company which reflect management’s experience, estimates and perception of historical trends, cur rent conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, man y of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements. These include risks relating to global economics or politics, our ability to obtain additional capital needed to implement our business pl an, minimal operating history, loss of key personnel, lack of business diversification, reliance on str ategic, third-party relationships, financial performance and results, prices and demand for oil, our ability to make acquisitions on economically acceptable terms, and other factors described from time to time in the Company’s periodic reports filed with the SEC that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. Dakota Plains undertakes no obligation to p ublicly update any forward- looking statements, whether as a result of new information or future events. 2 FORWARD LOOKING

3 BUSINESS Frac Sand Storage & Transloading Crude Oil Storage & Transloading Crude Oil Logistics & Transport Oil Outbound Oil Outbound Sand Inbound Sand Inbound

TRANSFORMATIO N 2 Years Ago 2015 indirect investment in 350/50 JVs 0 operating control 26k b/d average throughput 4ladder tracks 0 crude oil storage $28m in debt at 12% 100%ownership and operating control >50k b/d average throughput 2loop tracks and 8ladder tracks 180k bbls crude oil storage; 270k bbls by summer 97.5k tons per quarter of frac sand $48m debt at ≈5.5% 4

GOVERNANCE

STOCKHOLDER FOCUSED

PERFORMANCE DRIVEN

BOARD OF DIRECTORS

ADAM KROLOFF
CHAIRMAN OF THE BOARD

STEVEN BLANK
INDEPENDENT DIRECTOR

DAVID FELLON
INDEPENDENT DIRECTOR

GARY ALVORD
LEAD INDEPENDENT DIRECTOR

CRAIG MCKENZIE
CEO & EXECUTIVE DIRECTOR

MANAGEMENT

GABE CLAYPOOL
PRESIDENT & COO

TIM BRADY
CFO

JIM THORNTON
GENERAL COUNSEL

Board reduced to 5 directors eff. May 1, 2015

DAKOTA PLAINS 5

66 GROWTH Phase 4 Phase 5 Phase 6 Phase 1 Phase 2 Phase 3 2010 2017E Tank #3 under construction; operational July 2015 $6m fully funded Loop Track #3 under evaluation $5m est. Tanks #4, #5, & loading expansion $25m est. Tank #6 & infrastructure $6m est. k b/d oil 20 40 80 160 Oil

STRATEGIC ALTERNATIVES Combination Acquisition Recapitalization Sale with other company or MLP of strategic & accretive assets (or company) of debt/equity/structure to buyer pending level of interest Phased expansions based on demand Oil Sand 2015 – 2017 Plan Opportunity Set Destination terminals Origination terminals MLP qualified assets Debt syndication Stock buyback program Strategic merger targets Potential buyers 7

4Q 2014 RESULTS 8 all results in $mm 4q 2014 4q 2013 Consolidated Net Income $ (0.9) $ 0.3 EBITDA $ 1.9 $ 0.1 Oil Transloading JV Revenue $ 7.7 $ 4.6 Income $ 2.5 $ 0.9 Sand Transloading JV (a) Revenue $ 0.6 Income $ 0.2 Discontinued Operations Income from Marketing JV $ 0.4 $ 1.4 Income from Trucking JV $ 0.0 $ (0.1) (a) Commenced operations in June 2014

FY 2014 RESULTS 9 all results in $mm FY 2014 FY 2013 Consolidated Net Income $ (3.3) $ (1.7) EBITDA $ 3.4 $ 2.4 Oil Transloading JV Revenue $ 26.8 $ 17.5 Income $ 6.7 $ 4.3 Sand Transloading JV (a) Revenue $ 1.4 Income $ 0.4 Discontinued Operations Income from Marketing JV $ (0.4) $ 3.0 Income from Trucking JV $ 0.6 $ 0.1 (a) Commenced operations in June 2014

10 RAIL VS. PIPE Sources: North Dakota Pipeline Authority (NDPA) with data through December 2014 and the Energy Information Administration (EIA) Brent/WTI spread $/bbl Brent/WTI spread $/bbl North Dakota production bbl/day Rail Volume 58% Pipeline Volume Pipeline Capacity

11 OPERATIONS 11

12 k tons per month of frac sand Actual k b/d of crude oil 2014 2015 PIONEER TRANSLOADING PLAN ToP vol = 49.1 kbpd

PRIORITIES Guidance Delivery Tank #3 Construction Operations Efficiency Throughput Contracts Debt Syndication Strategic Alternatives new customers and renewals with current customers bring outsourced operations in-house 57.5 k b/d oil; 97.5 k tons/q sand; $23.4 m EBITDA commission by July 2015 Strategy Committee process on behalf of Board SunTrust Robinson Humphrey as advisors $22.5 million due December 2015 2015 13

14 APPENDIX

EBITDA RECONCILIATION-4Q AND FY 2014 RESULTS 15 2014 2013 2014 2013 2012 Net Income (Loss) 185,474$ 337,304$ 2,256,678$ (1,725,364)$ (2,000,670)$ Add Back: Income Tax Provision (Benefit) 287,155 228,000 (854,993) (1,054,000) (1,380,541) Depreciation and Amortization 1,103,066 47,623 4,332,900 179,546 165,313 Share Based Compensation - Employees and Directors 425,993 323,152 2,330,651 2,753,817 502,604 Share Based Compensation - Consultants - 18,574 - 299,288 - Interest Expense 1,290,173 868,775 2,793,190 3,630,950 29,211,978 Gain (Loss) on Extinguishment of Debt - (1,726,515) - (1,726,515) (14,708,909) Adjusted EBITDA 3,291,861$ 96,913$ 10,858,426$ 2,357,722$ 11,789,775$ Adjusted EBITDA Attributable to Non-Controlling Interests 1,438,636 - 7,411,785 - - Adjusted EBITDA Attributable to Shareholders of Dakota Plains Holdings, Inc. 1,853,225$ 96,913$ 3,446,641$ 2,357,722$ 11,789,775$ Non-GAAP Financial Measures Dakota Plains Holdings, Inc. Reconciliation of Adjusted EBITDA Three Months Ended Year Ended December 31, December 31,

EBITDA RECONCILIATION-2015 GUIDANCE 16 (expressed in USD millions, unless otherwise indicated) Twelve Months Ended December 31, 2015 Net Income 8.5$ Add back: Interest Expense 7.6$ o/w Contingent payment interest 4.2$ Term loan and revolver interest 3.1$ Fees / amortization associated with loans 0.4$ Tax Provision 1.6$ Depreciation and Amortization 4.5$ Share Based Compensation 1.2$ Adjusted EBITDA 23.4$